UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 18, 2005


                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Delaware                               0-28538              13-5630895
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission           (IRS Employer
 of incorporation)                      File Number)         Identification No.)


1999 Broadway, Ste. 4300, Denver, Colorado                             80202
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code               (303) 296-5600
                                                  ------------------------------


 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Item 2.02       Results of Operations and Financial Condition.


  Item 7.01       Regulation FD Disclosure.

     The registrant hereby furnishes the information set forth in its press release issued on July 18, 2005, a copy of which is attached hereto as Exhibit
99.1 and incorporated herein by reference.

     The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.



  Item 9.01       Financial Statements and Exhibits.

         (c)      Exhibits.

                  Item No.          Exhibit Index
                  --------          --------------------------------------------
                  99.1              Press Release dated July 18, 2005.

                                                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   TITANIUM METALS CORPORATION
                                  (Registrant)

                                  /s/ Matthew O'Leary
                                  Matthew O'Leary
                                  Corporate Attorney and Assistant Secretary



Date: July 19, 2005

                                INDEX TO EXHIBITS

Exhibit No.                Description
----------                 -----------------------------------------------------
99.1                       Press Release dated July 18, 2005.

                                                                    EXHIBIT 99.1
                                  PRESS RELEASE

FOR IMMEDIATE RELEASE:                              CONTACT:

Titanium Metals Corporation                         Bruce P. Inglis
1999 Broadway, Suite 4300                           Vice President - Finance and
Denver, Colorado 80202                                Corporate Controller
                                                    (303) 296-5600


TIMET UPDATES 2005 FULL YEAR GUIDANCE

     DENVER, COLORADO . . . July 18, 2005 . . . Titanium Metals Corporation ("TIMET" or the "Company") (NYSE: TIE) announced it currently expects full year 2005 sales revenue to range between $730 million and $760 million, a $30 million increase from previous guidance, reflecting higher average selling prices than previously forecasted. Full year 2005 operating income is expected to increase $53 million over previous guidance, to between $123 million and $138 million. The increase in operating income relates to the projected sales revenue increase as well as lower than previously expected raw material costs. Full year 2005 net income attributable to common stockholders is now projected to range between $117 million and $132 million, an increase of $37 million from previous guidance. The projected net income attributable to common stockholders includes
(i) a $13.9 million non-operating gain on the sale of certain property and (ii) a $25.9 million income tax benefit recognized during the first quarter of 2005. At the upper end of the current forecasted levels, 2005 would be a record year for TIMET. The outlook for the titanium industry remains positive, and the Company believes that its business will continue to benefit from sustained market demand.

     TIMET also announced that it currently intends to report its second quarter 2005 results after close of business on August 1, 2005.

     This release contains forward-looking statements. These statements are based on management's beliefs and assumptions based on currently available information and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those projected in the forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those projected in the forward-looking statements is contained in TIMET's filings with the Securities and Exchange Commission.

     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on its website at www.timet.com.

                                    o o o o o